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                                                                  EXHIBIT 10.18

                               AMENDMENT NO. 2 TO
                            STOCK PURCHASE AGREEMENT
                                  BY AND AMONG
                                 BKLA BANCORP,
                              BANK OF LOS ANGELES
                                      AND
                               INVESTORS BANCORP


                 This Amendment No. 2 (the "Amendment") to the Stock Purchase Agreement dated July 28, 1994 (the "Agreement") by and among BKLA Bancorp (the "Company"), Bank of Los Angeles (the "Bank") and Investors Bancorp ("IBC") (collectively, the "Parties"), is entered into as of December 31, 1994 by and among the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

                                R E C I T A L S

                 WHEREAS, the Agreement, as previously amended, provides, among other things, that the Agreement shall terminate if the Closing has not occurred by December 31, 1994, unless mutually extended by the parties; and

                 WHEREAS, the Parties have decided to extend the term of the Agreement as provided herein.

                               A G R E E M E N T

                 NOW, THEREFORE, in consideration of the foregoing and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

                 1. Section 10.1(b) shall be amended to read in its entirety as follows:

                          "This Agreement shall be terminated if the Closing has not occurred by March 31, 1995, unless mutually extended by the parties hereto."

                 2. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to each party hereto.

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                 IN WITNESS WHEREOF, the parties to this Amendment have duly executed this Amendment as of the day and year first above written.

                                        BKLA BANCORP



                                        /s/ Paul G. Ling
                                        ---------------------------------------
                                        President and Chief Executive Officer


                                        BANK OF LOS ANGELES


                                        /s/ Paul G. Ling
                                        ---------------------------------------
                                        President and Chief Executive Officer


                                        INVESTORS BANCORP


                                        /s/ M.J. Burford
                                        ---------------------------------------
                                        President and Chief Executive Officer





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